                                                                   EXHIBIT 23(a)


                        INDEPENDENT ACCOUNTANT'S CONSENT


         As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment to the Registration Statement of Hudson United Bancorp on Form S-4 (Registration No. 333-84893) of our report dated January 22, 1999 included in southern Jersey Bancorp of Delaware, Inc.'s Annual Report on Form 10-K and to all references to our firm included in this Post-Effective Amendment.


                                                              ATHEY & COMPANY


Bridgeton, New Jersey
September 30, 1999